EXHIBIT 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (Nos. 333-62871, 333-62799, 333-98379) of Berry Petroleum Company of our report dated February 28, 2005 relating to the Statement of Combined Revenues and Direct Operating Expenses of the oil and gas properties purchased by Berry Petroleum Company from J-W Operating Company, three of its subsidiaries, a trust, and two individuals for the year ended December 31, 2004, which appears in the Current Report on Form 8-K of Berry Petroleum Company dated April 13, 2005.

/s/Travis, Wolff & Company, L. L. P.

Dallas, Texas
April 13, 2005